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                                                                   EXHIBIT 10.20

                       CONFIDENTIAL SETTLEMENT AGREEMENT
                           AND MUTUAL GENERAL RELEASE

        This Confidential Settlement Agreement and Mutual General Release is entered into by Graphix Zone, Inc. (hereinafter the "Company") and Charles Cortright, for himself and his heirs, successors, and assigns (hereinafter collectively "Charles Cortright"), and Angela Cortright, for herself and her heirs, successors, and assigns (hereinafter collectively "Angela Cortright") effective as of May 30, 1997.

        WHEREAS, various differences and issues have arisen between the Company on the one hand, and Charles and Angela Cortright on the other hand, and

        WHEREAS, all three parties desire to resolve all differences by the terms of this agreement and with no admission of any wrongdoing of any kind by any party.

        NOW, THEREFORE, the parties agree as follows:

                               CHARLES CORTRIGHT

        1. Charles Cortright agrees to pay the Company $10,000 regarding various expenses he charged to the Company (the "Expense Amount"). Charles and Angela Cortright agree that they will pay the Expense Amount; provided, however, that the Expense Amount will be reduced by the $5,000 owed to Angela Cortright by the Company which is referenced under


                                                             Initialed: /s/DH
                                                                        --------
                                                                        /s/CC/AC
                                                                        --------
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paragraph 6 of this Agreement, and Angela Cortright hereby authorizes the
Company to use said $5,000 owed to her as partial payment of the Expense
Amount. As a condition to the Company signing this Agreement, Charles Cortright will pay the $5,000 balance owed to the Company on the date on which the parties execute and deliver this Agreement.

        2. The Company agrees to waive any claim that Charles Cortright owes the Company any additional amount regarding such charges or otherwise.

        3. Charles Cortright agrees that he is not owed any money by the Company based on his Amended and Restated Employment Agreement entered into as of October 28, 1996 or on any other basis.

        4. Charles Cortright agrees to waive any and all rights which he had or may have under said Amended and Restated Employment Agreement, including but not limited to specifically waiving any and all rights to any health benefits under Section 3(d) of said Agreement.

        5. Except as specifically stated in paragraph 1, Charles Cortright and the Company hereby agree to waive any and all claims which either had or may have against the other for any reason (contract, covenant, tort, statute, public policy, or otherwise, without exception) on or before the effective date of this agreement. It is further understood and agreed that as a condition of this agreement,


                                                           Initialed: /s/DH
                                                                      --------
                                                                      /s/CC/AC
                                                                      --------



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all rights under Section 1542 of the Civil Code of the State of California are
expressly waived by Charles Cortright and the Company. Such section reads as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                                ANGELA CORTRIGHT

        6. With the exception of $5,000 which the Company and Angela Cortright agree that the Company owes to her under Section 3(b) of the Amended and Restated Employment Agreement entered into as of October 28, 1996 between the Company and Angela Cortright (the "AC Employment Agreement"), Angela Cortright agrees that she is not owed any money by the Company based on the AC Employment Agreement or on any other basis. Angela Cortright hereby acknowledges and consents to the use of the $5,000 to be paid to her under the AC Employment Agreement as an offset to the Expense Amount that Charles Cortright owes to the Company pursuant to paragraph 1 of this Agreement.

                                                           Initialed: /s/DH
                                                                      --------
                                                                      /s/CC/AC
                                                                      --------

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        7.      Angela Cortright agrees to waive any and all other rights
which she had or may have under the AC Employment Agreement including, but not limited to specifically waiving any and all rights to any health benefits under
Section 3(d) of the AC Employment Agreement.

        8. Except as specifically stated in paragraph 6, Angela Cortright and the Company hereby agree to waive any and all claims which either had or may have against the other for any reason (contract, covenant, tort, statute, public policy, or otherwise, without exception) on or before the effective date of this agreement. It is further understood and agreed that as a condition of this agreement, all rights under Section 1542 of the Civil Code of the State of California are expressly waived by Angela Cortright and the Company. Such section reads as follows:

                "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."




                                                           Initialed: /s/DH
                                                                      --------
                                                                      /s/CC/AC
                                                                      --------



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                               GENERAL PROVISIONS

        9. The employment agreements referred to herein are deemed terminated and of no force and effect, except that paragraph 5 of both agreements remains in effect in accordance with its terms. Otherwise, this document represents the sole and entire agreement between the Company on the one hand and Charles and Angela Cortright on the other, and supersedes any other prior agreements or understandings, express or implied.

       10. Charles Cortright and Angela Cortright agree that their releases of the Company above include the Company and all of its related and subsidiary entities, predecessors, successors, assigns, directors, officers, employees, agents, attorneys and representatives of the Company.

       11. The parties agree that nothing contained in this Agreement, including but not limited to the Releases set forth herein, shall or does affect or diminish any of the Cortrights' rights relating to stock in the Company.

       12. All parties hereto agree to keep this agreement in confidence and not to disclose the contents thereof to any other person, including but not limited to any current, former, or future employee, customer, or vendor of the Company. The only exceptions are required disclosures by the Company under applicable securities laws,


                                                           Initialed: /s/DH
                                                                      --------
                                                                      /s/CC/AC
                                                                      --------


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tax and legal advisors, and governmental taxing authorities to the extent disclosure is required by law.

        13. Any dispute hereafter arising between the Company and either or both of the Cortrights, including but not limited to any dispute pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement, or any act which allegedly has or would violate any provision of this Agreement, will be submitted to arbitration in Orange County, California. The arbitrator will be selected and such arbitration shall be conducted in accordance with the Employment Arbitration Rules of the American Arbitration Association and shall be the exclusive remedy for any such claim or dispute, in lieu of any court action, which is hereby waived. Should either Charles or Angela Cortright or the Company hereafter institute any legal action or administrative proceeding against the other or the released parties with respect to any claim waived by this Agreement or pursue any dispute or matter covered by this paragraph by any method other than said arbitration, the responding party shall be entitled to recover from him all damages, costs, expenses, and attorneys' fees incurred as a result of such action.

        14. In the event any provision of this Agreement shall be invalid, illegal or unenforceable in any respect by

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                                                   Initialed: /s/ DH
                                                              ---------
                                                              /s/ CC/AC
                                                              ---------

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a Court of competent jurisdiction, the remaining provisions shall remain in full force and effect, and shall be interpreted in such manner as to best fulfill the purpose and intent of this Agreement.

Dated: October 13, 1997                 Dated: October 13, 1997

GRAPHIX ZONE, INC.                      CHARLES CORTRIGHT

                                        By: /s/  CHARLES CORTRIGHT
By: /s/  DAVID J. HIRSCHHORN                ----------------------
    ------------------------                Charles Cortright
    David J. Hirschhorn
    President and Chief
    Executive Officer                   ANGELA CORTRIGHT

                                        By: /s/  ANGELA CORTRIGHT
                                            ---------------------
                                            Angela Cortright


                                        APPROVED:

                                        /s/  JOHN COCHRANE
                                        ----------------------
                                        John Cochrane, Esq.

                                        Attorney for Charles and
                                        Angela Cortright